UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: July 9, 2009
(Date of earliest event reported)

Uniprop Manufactured Housing Communities Income Fund II

(Exact name of registrant as specified in its charter)

Michigan		38-2702802
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

280 Daines Street, Suite 300, Birmingham, MI  48009

(Address of principal executive offices) (Zip Code)

248-645-9220

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change In Registrant’s Certifying Accountant
.
The Board of Directors of GP Genesis Corp. (the General Partner of the Fund’s General Partner) dismissed the Fund’s accountant, BDO Seidman, LLP (“BDO”), on July 9, 2009.  The Board named Plante & Moran, PLLC as the successor accounting firm on July 10, 2009.

The Registrant has not consulted with Plante & Moran, PLLC during the last two fiscal years or for the interim period ending July 13, 2009, regarding the application of any accounting principle to a specific transaction or the type of audit opinion that might be rendered on Registrant’s financial statements.  No written report or oral advice was provided by Plante & Moran, PLLC, that was considered by the Registrant in reaching the decision to dismiss BDO.

Over the past two years, the audit opinion was unqualified.  Over the Fund’s last two fiscal years including the interim period ended July 13, 2009, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.  The Registrant has authorized BDO to respond fully to the inquiries of Plante & Moran, PLLC.

For the two most recent fiscal years and for the interim period ended July 13, 2009, BDO did not advise the Fund of any of the following:

•	that the internal controls necessary for the Fund to develop reliable financial statements do not exist
•
that information has come to the attention of BDO that has led it to no longer rely on management’s representations, or that has made it unwilling to be associated with the financial statements prepared by management

•	the need to expand significantly the scope of its audit
•
that information has come to BDO’s attention that materially impacts the fairness or reliability of a previously issued audit report, or the underlying financial statements or any financial statements issued or to be issued covering the fiscal period subsequent to the date of the audit report issued in connection with the financial statements issued for the year ended December 31, 2007 or that information has come to BDO’s attention that would cause it to be unwilling to rely on management’s representations or be associated with the Fund’s financial statements

•
that information has come to BDO’s attention that it has concluded materially impacts the fairness or reliability of (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements of any future periods subsequent to the date of the most recent financial statements covered by a financial report

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

No.	Description

16.1	Letter from BDO Seidman, LLP dated July 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND II
(Registrant)

Dated:  July 14, 2009

By:	Genesis Associates Limited Partnership,
General Partner

By:	/s/ Joel Schwartz
Joel Schwartz, Principal Financial Officer